Exhibit 99.1

Item 4. Description of the due diligence performed

Item 5. Summary of findings and conclusions of review

Certification of Services Performed

March 10, 2026

Reference is made to that certain Loan Agreement (the “Loan Agreement”) to be entered into by and between STAR 2022-SFR3 Borrower, L.P. (“Borrower”) and Citibank, N.A. (“Citibank”). Capitalized terms used herein without definition have the respective meanings ascribed thereto in the Loan Agreement.

I do hereby certify to the Borrower, SOF-XII SFR Holdings, L.P. and Citibank (collectively “Client”), to the best of my knowledge and belief, that Radian Real Estate Management LLC (“RREM”) has completed the services ordered by Client under the Evaluation Services Agreements dated February 19, 2026, between RREM and Client, in connection with the borrowing of the Loan for the Properties (the “Properties”) and units at such Properties (the “Units”) contained in the data tape entitled “STAR 2026 SFR7 January Data Tape_03.10.26_v2.xlsx” (the “Data Tape”). Furthermore:

1.	RREM has reviewed the Lease for each Unit provided by Client and has determined that (a) each such Lease has been executed by the applicable Tenant, (b) the monthly rental payment under each such Lease and the Lease commencement and expiration dates match the information included in the Data Tape and (c) all Section 8 Leases are correctly reported on the Data Tape.
2.	RREM has reviewed the Data Tape and, based on a review of the broker price opinions or appraiser reconciled broker price opinions, as applicable, RREM has determined that the values presented on the Data Tape correspond to the values and dates found on the broker price opinions or appraiser reconciled broker price opinions, as applicable.
3.	RREM has reviewed (a) the addresses on the Data Tape and determined that they match the addresses that appear on the broker price opinions or appraiser reconciled broker price opinions, as applicable, and (b) the county designation for each Property in the Data Tape and determined that each such designation is accurate and matches the county designation in the corresponding approved title commitment.
4.	RREM has reviewed the Data Tape, which indicates which Properties have or do not have an active homeowner’s, condominium, or other common-interest community association (collectively, “HOA”) and has identified, based on its review of the title work and the Data Tape, if there are any Properties not identified in the Data Tape as having an HOA (“Non-HOA Properties”) but for which there is an indication in the title work that there is an HOA

(“Flagged Properties”) and has provided such list of Properties to Mainstay National Title LLC (“Mainstay”). Based on the report prepared by Mainstay with respect to the presence of any active HOAs with respect to the Flagged Properties, RREM has reviewed the final Data Tape and determined that none of the Non-HOA Properties are located in active HOAs.

5.	RREM has reviewed the Data Tape, which indicates which Properties are condominiums and which Properties are not condominiums and has determined, based on property-type designations in the broker price opinion or appraiser reconciled broker price opinions, as applicable, for each Property and, if necessary, based on the county records via an online database and other online resources, that the designations of Properties as condominiums and the designations of Properties not as condominiums on the Data Tape are accurate.
6.	RREM has reviewed the purchase documentation for each of the Properties provided by Client and in each case, determined that such purchase documentation is suitable for the type of purchase. RREM has compared the acquisition amounts provided by Client against the documentation provided and determined that the accurate values are reported on the Data Tape.
7.	RREM has reviewed the renovation costs by category for each Property that appears on the general ledger of the Client as provided to RREM on February 26, 2026 and tied out such costs with the Data Tape.
8.	RREM has reviewed the Data Tape and compared the month, day and year presented under Acquisition Month, Day and Year on the Data Tape against the documentation provided by the Client and determined that accurate dates are reported on the Data Tape.
9.	RREM has reviewed the Data Tape and compared the information presented under Acquisition Type on the Data Tape against the documentation provided by the Client and determined that the information presented as Acquisition Type on the Data Tape is correct.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed as of the date set forth above.

RADIAN REAL ESTATE MANAGEMENT LLC

By:	/s/ Tim Reilly
Name: Tim Reilly
Title: EVP

Date: March 10, 2026

RREM DILIGENCE CERTIFICATE